UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2019

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2019, The Boeing Company (“Boeing”) and Spirit AeroSystems, Inc. (“Spirit”), a wholly owned subsidiary of Spirit AeroSystems Holdings, Inc. (the “Company”), executed a Memorandum of Agreement (the “MOA”) relating to Spirit’s production of aircraft with respect to the B737 program. As previously announced by the Company on April 5, 2019, Spirit will maintain its delivery rate of 52 shipsets per month with respect to the B737 program following Boeing’s announced temporary adjustment in the production rate from 52 to 42 aircraft per month. The MOA establishes that all B737 shipsets produced in excess of Boeing’s production rate (collectively, the “excess shipsets”) will be deemed to be delivered to Boeing “FOB” at Spirit’s facilities, which will trigger Boeing’s payment obligations for the excess shipsets. Pursuant to the MOA, if requested by Boeing and Spirit has available storage space, Spirit will maintain the excess shipsets at Spirit’s facilities; however, title to and risk of any loss of or damage to the excess shipsets will be transferred to Boeing except to the extent loss or damage results from Spirit’s fault or negligence. Pursuant to the MOA, Spirit has agreed to be responsible for any incremental costs associated with storage of the excess shipsets. The parties also agreed to certain advance payments for material purchases (all of which are repayable).

The MOA is effective as of April 12, 2019 and continues until May 1, 2020.

The foregoing description of the MOA does not purport to be complete and is qualified in its entirety by reference to the full text of the MOA, which will be filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q for the second quarter of 2019, subject to certain omissions of confidential portions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 18, 2019	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer